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Exhibit No. 10(AW)

             DIRECTORS COMPENSATION SCHEDULE FOR 2003, 2004 AND 2005

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                                                                                    2003     2004         2005
                                                                                    ----     ----         ----
NON-EMPLOYEE DIRECTORS (EXCLUDING CHAIRMAN - SEE BELOW)
Retainer (per year)                                                               $  8,000   $  10,000  $  10,000

Board Meetings                                                                       3,000       3,000      3,200
Board Telephone Meeting                                                              1,500       1,500      1,500
Management Interaction Day                                                           2,000       2,000      2,000
Special Meetings(1)                                                                  1,000       1,000      1,000

COMMITTEE MEETINGS
AUDIT COMMITTEE
Meetings - Committee Member                                                          1,000       2,000      2,100
Meetings - Committee Chair                                                           1,500       4,000      4,200
Regularly Scheduled Audit Telephone Meetings - Committee Member                      1,000       1,000      1,000
Regularly Scheduled Audit Telephone Meetings - Committee Chair                       1,500       1,500      1,500

ALL OTHER COMMITTEES
Meetings - Committee Member                                                          1,000       2,000      2,100
Meetings - Committee Chair                                                           1,500       2,500      2,600
Telephone Meetings (as needed)                                                         500         500        500

RESTRICTED STOCK AWARDS
Value of Annual Restricted Stock Awards (excluding Chairman)                        95,000     100,000    100,000
Chairman of the Board
     Value of Annual Restricted Stock Award in lieu of Retainer and Meeting Fees   200,000     200,000    200,000
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(1) In 2003 and 2004, the fee was $500 for attendance by telephone.